CLYDE BAILEY P.C.
_________________________________________________________________
                                      Certified Public Accountant
                                         10924 Vance Jackson #404
                                         San Antonio, Texas 78230
                                             (210) 699-1287(ofc.)
                             (888) 699-1287  (210) 691-2911 (fax)

                                                          Member:
                                      American Institute of CPA's
                                           Texas Society of CPA's


March 11,  2005




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549




Dear Sirs/Madam:

I have read the statements made by Natalma Industries, Inc., which I understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K as part of the Company's Form 8-K, dated
March 11, 2005. I agree with the statements concerning my firm in such Form 8-K.

Sincerely,



/s/ Clyde Bailey
by: Clyde Bailey P.C.




CB: